Filed under Rule 497(e)

                               M.S.B. FUND, INC.

                 SUPPLEMENT TO THE PROSPECTUS DATED MAY 1, 2002

     SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 2002

 THIS SUPPLEMENT DESCRIBES A CHANGE OF THE FUND'S INDEPENDENT PUBIC ACCOUNTANTS.
      THIS SUPPLEMENT SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS AND
       STATEMENT OF ADDITIONAL INFORMATION OF THE FUND DATED MAY 1, 2002,
                  AND SHOULD BE RETAINED FOR FUTURE REFERENCE.


            Arthur Andersen LLP, Suite 2100, Huntington Center, 41 South High Street, Columbus, Ohio 43215, served as the independent auditors of the Fund for the fiscal years 1999-2001, and in that capacity audited the Fund's annual financial statements and prepared its tax returns. In January of 2002, the Board of Directors selected Arthur Andersen LLP as the Fund's independent auditors for the year 2002, subject to ratification of the selection by the shareholders of the Fund. In March, 2002, as a result of the destruction of documents relating to the audit of Enron Corp., Arthur Andersen LLP was indicted by the Department of Justice for alleged obstruction of justice. In light of the indictment and other events surrounding Arthur Andersen LLP, the Board of Directors determined that it would no longer be appropriate to retain Arthur Andersen LLP as the Fund's independent auditors for the year 2002, and, accordingly, on March 29, 2002, terminated the selection of Arthur Andersen LLP as the Fund's independent auditors for 2002.

            None of the reports of Arthur Andersen LLP on the financial statements of the Fund for any of the fiscal years for which Arthur Andersen served as the Fund's independent auditors contained any adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles. Moreover, during such fiscal years and the interim period between January 1, 2002, through March 29, 2002 (the date that the Board of Directors determined to terminate the selection of Arthur Andersen LLP as the Fund's independent auditors for the year 2002), there were no disagreements between the Fund and Arthur Andersen LLP with respect to any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Arthur Andersen LLP, would have caused it to make reference to the subject matter of the disagreements in connection with its reports. The decision to dismiss Arthur Andersen LLP as the Fund's independent auditors for the year 2002 was recommended to the Board of Directors by the Audit Committee and was approved by the Fund's Board of Directors.

            The Audit Committee and the Board of Directors of the Fund interviewed three accounting firms to replace Arthur Andersen as the Fund's independent auditors for the fiscal year ending December 31, 2002. As permitted by the emergency rules and orders released by the Securities and Exchange Commission on March 18, 2002, and upon the recommendation of the Fund's Audit Committee, the Board of Directors, including a majority of those members of the Board of Directors who are not interested persons of the Fund, on July 18, 2002, selected Ernst & Young LLP, 1300 Chiquita Center, 250 East Fifth Street, Cincinnati, Ohio as the independent auditors of the Fund for the year ending December 31, 2002.


                  THE DATE OF THIS SUPPLEMENT IS JULY 22, 2002.